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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 31, 2001



                           TURBOCHEF ECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                        0-23478                   48-1100390
        --------                        -------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)




               10500 Metric Drive, Suite 128, Dallas, Texas 75243
               --------------------------------------------------
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code:  (214) 379-6000

Former name, former address, and former fiscal year, if changed since last report: N/A
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Item 5.  Other Events

          TurboChef Technologies, Inc. announced today that it completed private sales of its common stock. For more information, see the press release attached as Exhibit 99.1 hereto.



Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Press Release of TurboChef Technologies, Inc. dated January 10, 2002.

                                       2

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, TurboChef Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TURBOCHEF TECHNOLOGIES, INC.



Date:  January 11, 2002                        By:  /s/ Stuart Silpe
                                                    --------------------------
                                                    Stuart Silpe
                                                    Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX
                                  -------------

          Description
          -----------

99.1      Press release of TurboChef Technologies, Inc. dated January 10, 2002.

                                       4